                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-28052, 33-56737, 33-66932, 33-56735, 33-57113, 33-66934 and 333-16785.

                                                    Arthur Andersen LLP

                                                    /s/ Arthur Andersen LLP

New York, New York
March 9, 2000